UNITED STATES
SECURITIES AND
EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4321

JPMorgan Value Opportunities Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005

Registrant’s telephone number, including area code: (202) 842-5665

Date of fiscal year end: June 30, 2007

Date of reporting period: June 30, 2007

Michael W. Stockton
Secretary
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005

Item 1 – Annual Report for the Period Ended June 30, 2007

ANNUAL REPORT JUNE 30, 2007

JPMorgan Funds
 Value
Opportunities
Fund
CONTENTS

President’s Letter.....................................................................................................	1
Investment Adviser’s Report...........................................................................................	3
Schedule of Portfolio Investments....................................................................................	6
Financial Statements..................................................................................................	9
Financial Highlights...................................................................................................	14
Notes to Financial Statements........................................................................................	16
Report of Independent Registered Public Accounting Firm..........................................................	20
Schedule of Shareholder Expenses....................................................................................	21
Board Approval of Renewal of Investment Advisory Agreement.....................................................	22
Directors...............................................................................................................	24

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective  investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call  JPMorgan Funds Distribution Services at 1-800-480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read the prospectus carefully before investing.

JPMorgan Value Opportunities Fund

PRESIDENT’S LETTER
AUGUST 3, 2007 (Unaudited)

Dear Fellow Shareholders:

For the fiscal year ended June 30, 2007, the JPMorgan Value Opportunities Fund (Class A shares) returned 23.2% with all distributions reinvested. These strong results outpaced the Standard & Poor’s 500 Composite Index, which gained 20.6%, as well as the Russell 1000 Value Index, which gained 21.9% over this period.

Stock market returns for both the second half of 2006 and the first half of 2007 were quite strong. The Dow Jones Industrial Average hit numerous new highs in the fourth quarter of 2006 and again in 2007, reaching a new high for the period on June 4, 2007. The market’s advance from July 2006 onward slowed only in February 2007 when the market fell in reaction to talk of the possibility of a recession and a short-lived fear that a crisis in China’s stock markets would spread elsewhere. The market’s upward trend resumed in March and then stalled in early June before entering a period of considerable volatility. Annual returns of over 20% exceeded expectations, as large-capitalization stock indexes generally outperformed both mid-cap and small-cap stock indexes for the period. Foreign markets, in many cases, were even stronger.

Numerous factors influenced the market’s positive results. Corporate earnings have remained strong with larger multinational companies benefiting from economic growth around the world. Many companies have increased dividends, while some have been buying back their shares, adding to market liquidity. Corporate merger and acquisition activity spurred by private equity firms has been at a high level. While food and energy costs have increased and the Federal Reserve Board (Fed) remains concerned about inflationary pressures, the core inflation rate remains relatively low. The Fed has continued to hold the federal funds rate steady at 5.25% now over one year. Longer-term interest rates do show some signs of increasing, causing a drop in longer-term bond prices.

The market’s strong performance did not, however, mirror the level of growth in the U.S. economy. Gross domestic product (GDP) grew at an annualized rate of 2.0% and 2.5% in the third and fourth quarters, respectively, of 2006 and at only 0.7% in the first quarter of 2007, as the economy slowed down during 2006. The GDP estimate for the second quarter of 2007 is 3.4%. The Fed, confronted during this period by a slowing economy, but high employment rates and some evidence of inflationary pressure, held interest rates steady. Those who had hoped that the Fed would move to stimulate greater economic growth by lowering the federal funds rate were disappointed.

Despite moderate to low rates of growth, the economy remains reasonably active. Higher energy costs, worries about the housing industry, and sub-prime loan defaults did not particularly slow consumer spending. Manufacturing activity increased in 2007; business investing has been positive. Unemployment has remained low. The slow down in the economy has been caused in large measure by the cooling in the housing market. The inventory of unsold homes rose during the past year while new housing starts declined.

The Investment Adviser’s Report (page 3) provides more detailed information about the Fund’s investment results during the past year. The Fund’s performance was particularly helped by holdings in the energy, industrial cyclical, healthcare and consumer cyclical sectors and hurt by holdings in the insurance and transportation sectors. Among the Fund’s largest contributors to positive performance were Alcan, Altria Group, Chevron, Exxon Mobil and Verizon. During this period relatively few stocks reduced your Fund’s performance, but they included Alcoa, Broadcom, MGIC, Motorola and Wachovia. In the market generally, the past 12 months had seen good returns particularly from the energy, natural resource and telecommunications sectors.

While we are guardedly optimistic looking forward, we do not think it is realistic to anticipate a continuation of the very positive investment results of the past year. Market volatility appears to be increasing and the market seems uncertain of the future direction of interest rates, inflation, and economic growth generally. News reports continue to stress difficulties in the housing, credit and high-yield debt markets.

 We want to reiterate that our portfolio managers have continued to produce fine results as shown in the performance table below. For the five-year period ended June 30, 2007 (Class A shares at net asset value), the Fund was in the top 8% (24 out of 338) of all funds in the Lipper Large-Cap Value Equity Fund category. For the three-year period, the Fund ranked 115 out of 433 funds, and for the one-year period, the Fund ranked 198 out of 523 funds.

We welcome our newest shareholders. If you have questions or comments about your Fund, please do not hesitate to contact us. As always, we look forward to reporting to you again in six months.

Sincerely

Jeffrey L. Steele

President

Cumulative total returns for the periods ending June 30, 2007:(a)
	1 Year	3 Years	Since Inception 12/31/2001(b)
JPMorgan Value Opportunities Fund Class A	23.2%	50.7%	81.7%
Russell 1000 Value Index(c)	21.9	55.8	77.9
Standard & Poor’s 500 Composite Index(d)	20.6	39.3	44.4

(a)  Results shown are at net asset value with dividends and capital gain distributions reinvested.
(b)  Date Fund began operations as JPMorgan Value Opportunities Fund.
(c)  The Russell 1000 Value Index measures the performance of large cap value stocks. An individual cannot invest directly in an index.
(d)  The Standard & Poor’s 500 Composite Index is an unmanaged broad-based index that is used as representation of the U.S. stock market.
It includes 500 widely held common stocks. An individual cannot invest directly in an index.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

INVESTMENT ADVISER’S REPORT
AS OF JUNE 30, 2007 (Unaudited)

FUND FACTS
Fund Inception...................	December 31, 2001
Fund Year End....................	June 30
Net Assets as of 6/30/07
(in thousands) ....................	$1,045,959
Primary Benchmark...............	Russell 1000 Value Index

Q:HOW DID THE FUND PERFORM?

A:The Value Opportunities Fund, which seeks to provide long term capital appreciation, had a total return of +23.2% (Class A shares) for the year ended June 30, 2007, outperforming the +21.9% return of the Russell 1000 Value Index, the Fund’s benchmark.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:Our overweight position in Canadian aluminum producer Alcan Inc. was a top contributor to performance. In May, the company announced a $7 billion joint venture agreement with Saudi Arabia’s Ma’aden mining company. The project has potential to be an industry low cost producer and one of the world’s largest integrated aluminum companies. Alcan shares also rose throughout the period on Alcoa Inc.’s $28.4 billion hostile bid for the company. The combined Alcan/Alcoa entity would create the world’s largest aluminum and alumina producer and create a competitive advantage against global rivals in China and Russia.

The Fund’s position in Chevron Corporation, an integrated oil company, also had a positive impact on performance. In addition to the overall strength of high energy prices, Chevron reported solid exploration success rates, increasing its replacement reserves. Future growth drivers for the company will result from Gulf of Mexico oil discoveries and natural gas development projects in Australia and Asia. Furthermore, Chevron is upgrading its Asian refining facilities to process heavier grades of crude oil more efficiently and capture a greater share of the region’s expected growth.

Finally, our position in Exxon Mobil Corp. was a top contributor to performance. The company continues to post record profits driven by an extended period of high energy prices. Exxon is a premier integrated energy company due to its global presence, strong balance sheet, exceptional management team and disciplined approach to capital deployment.

A top detractor to performance was MGIC Investment Corp. Shares plunged when the company indicated that subsidiary C-Bass first quarter earnings would be materially lower than market expectations. Investors’ concerns with the company’s exposure to rising sub-prime loan delinquencies and increased credit expenses acted to drive share prices down further.

Motorola Inc. underperformed due to a prolonged period of disappointing earnings. Profits declined on a series of unsuccessful product launches and decreasing demand for its handsets. The company experienced most of its weakness in Europe and emerging markets as competitors gained market share. While industry headwinds may weigh down on the stock in the near term, we remain confident the company will improve handset profitability and competitiveness.

Another detractor to performance was the Fund’s exposure to Wachovia Corporation. The stock has been under pressure due to lower loan volumes and declining net interest margin occurring at Golden West Financial, which Wachovia acquired in 2006. We believe the stock’s valuation is attractive and more than fully reflects the negative news impacting the company.

Q:HOW WAS THE FUND MANAGED?

A:The Fund focuses on stock selection as the primary manner of outperforming the market. Sector bets are relatively constrained however; within broad sectors we have established positions in companies that reflect broader themes. One of the larger sector overweights is in autos and transportation, where we maintain a constructive view on railroads. Railroad companies have benefited from both domestic and global expansion and the resulting flow of goods. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital. The portfolio continues to have a slightly higher expected earnings growth rate than the Russell 1000 Value Index and a lower P/E ratio. The average market capitalization is larger than the index, reflecting very attractive valuations of the largest companies.

PORTFOLIO COMPOSITION*
Financials...........................................	30.6%
Energy...............................................	11.7
Industrials...........................................	9.7
Consumer Discretionary..............................	8.9
Health Care.........................................	7.1
Consumer Staples....................................	7.0
Telecommunication Services.........................	6.3
Utilities..............................................	5.9
Information Technology..............................	5.6
Materials.............................................	4.6
Short-Term Investments.............................	2.6

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Bank of America Corp.	4.6%
2.	Exxon Mobil Corp.	4.5
3.	Citigroup, Inc.	4.2
4.	Verizon Communications, Inc.	3.7
5.	General Electric Co.	3.5
6.	Procter & Gamble Co.	2.7
7.	Wells Fargo & Co.	2.1
8.	Wachovia Corp.	2.1
9.	Freddie Mac	2.0
10.	Chevron Corp.	2.0

*Percentages indicated are based upon total investments as of June 30, 2007. The portfolio’s composition is subject to change.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2007
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR*	SINCE INCEPTION*
CLASS A SHARES	12/31/01
Without Sales Charge		23.23%	13.66%	11.47%
With 5.25% Sales Charge		16.79	12.44	10.38
CLASS B SHARES	12/31/01
Without CDSC		22.57	12.89	10.71
With CDSC**		17.57	12.64	10.59
CLASS C SHARES	2/19/05
Without CDSC		22.58	12.89	10.71
With CDSC***		21.58	12.89	10.71
INSTITUTIONAL CLASS SHARES	12/31/04	23.75	13.90	11.69

*      Performance for Class C and Institutional Class shares for periods prior to their inception is based on the performance of Class A shares adjusted to reflect the differences in expenses and sales charges between classes.
**   Assumes 5% CDSC (contingent deferred sales charge) for the one-year period and 3% CDSC thereafter.
*** Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance of the Russell 1000 Value Index and the Standard & Poor’s 500 Composite Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

The Fund commenced operations as the JPMorgan Value Opportunities Fund on 12/31/01. The Fund previously operated as The Growth Fund of  Washington.

The graph illustrates comparative performance for $10,000 invested in
Class A Shares of the JPMorgan Value Opportunities Fund, Russell 1000 Value Index, Standard & Poor’s 500 Composite Index and Lipper Large-Cap Value Funds Index from December 31, 2001 to June 30, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Standard & Poor’s 500 Composite Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge. Prior to November 15, 2004, the maximum sales charge was 5.75%.

Certain fees payable by the Fund are currently being waived as described in the prospectus. Had the expenses not been waived, returns would have been lower. Performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Below are the Plot Points for the data provided in the chart above.

	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	6/30/2006	6/30/2007
JPM VOF	9475	8285	10989	12872	13343	13966	17210
RUSS 1000	10000	8448	10985	12796	13697	14593	17789
LLCVI	10000	8032	10281	11515	12235	12781	15524
S&P 500	10000	7790	10024	11114	11658	11974	14439

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2007
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 0.4%
126	Spirit Aerosystems Holdings, Inc., Class A (a)	4,528

	Beverages — 0.5%
234	Constellation Brands, Inc., Class A (a)	5,669

	Capital Markets — 3.4%
50	Bear Stearns Cos., Inc. (The)	7,014
161	Morgan Stanley	13,488
731	TD AMERITRADE Holding Corp. (a)	14,618
		35,120
	Chemicals — 2.3%
88	Dow Chemical Co. (The)	3,891
121	Praxair, Inc.	8,725
212	Rohm & Haas Co.	11,614
		24,230
	Commercial Banks — 5.9%
170	BB&T Corp.	6,911
176	TCF Financial Corp.	4,887
201	U.S. Bancorp	6,620
422	Wachovia Corp.	21,633
616	Wells Fargo & Co.	21,665
		61,716
	Communications Equipment — 2.0%
100	Cisco Systems, Inc. (a)	2,777
422	Corning, Inc. (a)	10,777
403	Motorola, Inc.	7,131
		20,685
	Computers & Peripherals — 0.7%
68	International Business Machines Corp.	7,178

	Consumer Finance — 0.9%
125	Capital One Financial Corp.	9,781

	Containers & Packaging — 0.4%
73	Ball Corp.	3,881

	Diversified Financial Services — 9.1%
981	Bank of America Corp.	47,938
63	CIT Group, Inc.	3,432
854	Citigroup, Inc.	43,797
		95,167
	Diversified Telecommunication
	Services — 4.8%
270	AT&T, Inc.	11,184
942	Verizon Communications, Inc.	38,770
		49,954

	Electric Utilities — 2.8%
255	Edison International	14,288
118	FirstEnergy Corp.	7,638
409	Sierra Pacific Resources (a)	7,182
		29,108
	Electronic Equipment & Instruments — 0.5%
125	Arrow Electronics, Inc. (a)	4,792

	Energy Equipment & Services — 0.7%
216	Halliburton Co.	7,438

	Food & Staples Retailing — 1.3%
160	SUPERVALU, Inc.	7,388
139	Wal-Mart Stores, Inc.	6,668
		14,056
	Food Products — 0.5%
92	Kellogg Co.	4,744

	Health Care Providers & Services — 1.1%
150	WellPoint, Inc. (a)	11,975

	Hotels, Restaurants & Leisure — 0.7%
178	Royal Caribbean Cruises Ltd.	7,659

	Household Durables — 0.8%
316	Toll Brothers, Inc. (a)	7,887

	Household Products — 3.4%
115	Colgate-Palmolive Co.	7,484
459	Procter & Gamble Co.	28,062
		35,546
	Industrial Conglomerates — 4.4%
947	General Electric Co.	36,236
262	Tyco International Ltd. (Bermuda)(a)(t)	8,843
28	Tyco International Ltd. (Bermuda)(w)	1,487
		46,566
	Insurance — 6.4%
84	AMBAC Financial Group, Inc.	7,305
61	American International Group, Inc.	4,279
67	Assurant, Inc.	3,930
608	Genworth Financial, Inc.	20,919
115	Hartford Financial Services Group, Inc.	11,338
156	MBIA, Inc.	9,731
144	MetLife, Inc.	9,311
		66,813
	Internet Software & Services — 0.4%
152	Yahoo!, Inc. (a)	4,124

Long-Term Investments — Continued

	IT Services — 0.4%
206	Western Union Co. (The)	4,281

	Machinery — 2.4%
35	Caterpillar, Inc.	2,709
170	Dover Corp.	8,675
144	Joy Global, Inc.	8,376
70	Kennametal, Inc.	5,709
		25,469
	Media — 4.6%
587	News Corp., Class A	12,450
110	R.H. Donnelley Corp. (a)	8,304
299	Time Warner Cable, Inc., Class A (a)	11,720
264	Time Warner, Inc.	5,548
286	Walt Disney Co. (The)	9,778
		47,800
	Metals & Mining — 0.9%
228	Alcoa, Inc.	9,249

	Multi-Utilities — 3.1%
317	CMS Energy Corp.	5,449
131	Consolidated Edison, Inc.	5,924
128	Dominion Resources, Inc.	11,056
115	SCANA Corp.	4,419
266	Xcel Energy, Inc.	5,453
		32,301
	Multiline Retail — 1.4%
431	Dollar General Corp.	9,448
74	Kohl’s Corp. (a)	5,221
		14,669
	Oil, Gas & Consumable Fuels — 11.0%
249	Chevron Corp.	20,976
251	ConocoPhillips	19,727
72	EOG Resources, Inc.	5,275
557	Exxon Mobil Corp.	46,679
291	Occidental Petroleum Corp.	16,860
92	XTO Energy, Inc.	5,553
		115,070
	Paper & Forest Products — 1.0%
970	Domtar Corp. (Canada)(a)	10,826

	Pharmaceuticals — 6.0%
177	Abbott Laboratories	9,452
364	Merck & Co., Inc.	18,102
223	Pfizer, Inc.	5,694
199	Schering-Plough Corp.	6,067

	Pharmaceuticals — Continued
55	Sepracor, Inc. (a)	2,252
366	Wyeth	20,969
		62,536
	Real Estate Investment Trusts
	(REITs) — 1.1%
90	Equity Residential	4,107
116	Mack-Cali Realty Corp.	5,049
32	Public Storage, Inc.	2,443
		11,599
	Road & Rail — 2.3%
73	Burlington Northern Santa Fe Corp.	6,173
174	Hertz Global Holdings, Inc. (a)	4,628
262	Norfolk Southern Corp.	13,758
		24,559
	Semiconductors & Semiconductor
	Equipment — 1.0%
173	Broadcom Corp., Class A (a)	5,069
491	Taiwan Semiconductor Manufacturing Co.,
	Ltd. ADR (Taiwan)	5,469
		10,538
	Software — 0.7%
338	Symantec Corp. (a)	6,822

	Specialty Retail — 1.4%
126	Advance Auto Parts, Inc.	5,119
387	Staples, Inc.	9,176
		14,295
	Thrifts & Mortgage Finance — 3.7%
167	Countrywide Financial Corp.	6,070
350	Freddie Mac	21,257
206	MGIC Investment Corp.	11,730
		39,057
	Tobacco — 1.2%
179	Altria Group, Inc.	12,548

	Wireless Telecommunication Services — 1.5%
284	Crown Castle International Corp. (a)	10,291
236	Sprint Nextel Corp.	4,894
		15,185
	Total Long-Term Investments
	(Cost $890,883)	1,015,421

Short-Term Investment — 2.6%
	Investment Company — 2.6%

27,419	JPMorgan Prime Money Market Fund,
	Institutional Class (b)(c)
	(Cost $27,419)	27,419
	Total Investments — 99.7%
	(Cost $918,302)	1,042,840
	Other Assets in Excess of Liabilities — 0.3%	3,119

	NET ASSETS — 100.00%	1,045,959

ShortPosition --- 0.2%
SHARES	SECURITY DESCRIPTION	VALUE($)
58	Covidien Ltd. (Bermunda) (a) (t)
	(Proceeds received $2,533)	2,504

Percentages indicated are based on net assets.

Abbreviations:
(a)     Non-income producing security.
(b)     Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment
  Management, Inc.
(c)     All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
(t)      Short position is the result of the sale of a when-issued security to be received from a pending corporate action of the long position.
(w)    When-Issued Security.

ADR American Depositary Receipt

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007
(Amounts in thousands)

ASSETS:
Investments in non-affiliates, at value	$1,015,421
Investments in affiliates, at value	27,419
Total investment securities, at value	1,042,840
Cash	44
Receivables:
Investment securities sold	10,237
Fund shares sold	2,287
Interest and dividends	1,432
Prepaid expenses and other assets	4
Total Assets	1,056,844

LIABILITIES:
Payables:
Investment securities purchased	5,502
Fund shares redeemed	2,180
Securities sold short, at value	2,504
Accrued liabilities:
Investment advisory fees	348
Business management fees	73
Shareholder servicing fees	102
Distribution fees	74
Other	102
Total Liabilities	10,885
Net Assets	$1,045,959

STATEMENT OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2007 (continued)
(Amounts in thousands, except per share amounts)

NET ASSETS:
Paid in capital	$ 829,800
Accumulated undistributed (distributions in excess of ) net investment income	7,536
Accumulated net realized gains (losses)	84,056
Net unrealized appreciation (depreciation)	124,567
Total Net Assets	$1,045,959

Net Assets:
Class A	$ 97,106
Class B	12,175
Class C	10,554
Institutional Class	926,124
Total	$1,045,959

Outstanding shares (total authorized capital stock — 500,000 $.01 par value, 48,996 outstanding)
Class A	4,555
Class B	581
Class C	503
Institutional Class	43,357

Net Asset Value:
Class A - Redemption price per share	$ 21.32
Class B - Offering price per share (a)	$ 20.94
Class C - Offering price per share (a)	$ 20.97
Institutional Class - Offering and redemption price per share	$ 21.36
Class A maximum sales charge	5.25%
Class A maximum public offering price per share (net asset value per share/100% - maximum sales charge)	$ 22.50
Cost of investments	$ 918,302
Proceeds from securities sold short	$ 2,533

(a)Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
(Amounts in thousands)

INVESTMENT INCOME:
Dividend income	$ 20,602
Dividend income from affilates (a)	1,311
Foreign taxes withheld	(15)
Total investment income	21,898

EXPENSES:
Investment advisory fees	4,314
Business management fees	1,629
Distribution fees:
Class A	218
Class B	83
Class C	69
Shareholder servicing fees:
Class A	218
Class B	28
Class C	23
Institutional Class	824
Transfer agent fees	156
Auditing and legal fees	44
Custodian and accounting fees	33
Directors’ fees	40
Postage, stationary and supplies	72
Reports to shareholders	28
Registration and prospectus expenses	82
Other	199
Total expenses	8,060
Less amounts waived	(1,484)
Net expenses	6,576
Net investment income (loss)	15,322

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from investments	95,321
Change in net unrealized appreciation (depreciation) of:
Investments	84,484
Securities sold short	29
Change in net unrealized appreciation (depreciation)	84,513
Net realized/unrealized gains (losses)	179,834
Change in net assets resulting from operations	$195,156

(a)Includes reimbursement of investment advisory and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates inthe Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Year Ended 6/30/07	Six Months Ended 6/30/06 (a)	Year Ended 12/31/05
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,322	$7,146	$9,354
Net realized gain (loss)	95,321	9,340	12,255
Change in net unrealized appreciation (depreciation)	84,513	18,031	7,119
Change in net assets resulting from operations	195,156	34,517	28,728

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,087)	—	(712)
From net realized gains	(2,056)	—	(1,301)
Class B
From net investment income	(95)	—	(30)
From net realized gains	(269)	—	(145)
Class C
From net investment income	(78)	—	(25)
From net realized gains	(224)	—	(139)
Institutional Class
From net investment income	(13,559)	—	(8,135)
From net realized gains	(19,508)	—	(9,813)
Total distributions to shareholders	(36,876)	—	(20,300)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	89,069	104,694	586,691

NET ASSETS:
Change in net assets	247,349	139,211	595,119
Beginning of period	798,610	659,399	64,280
End of period	$1,045,959	$798,610	$659,399

Accumulated undistributed (distributions in excess of) net investment income	$7,536	$7,422	$453

(a) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

	Year Ended 6/30/07	Six Months Ended 6/30/06 (a)	Year Ended 12/31/05
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,373	$11,204	$36,428
Dividends reinvested	2,766	—	1,751
Cost of shares redeemed	(18,144)	(12,175)	(7,504)
Change in net assets from Class A capital transactions	$ 4,995	$ (971)	$30,675
Class B
Proceeds from shares issued	$ 3,172	$1,663	$8,289
Dividends reinvested	338	—	162
Cost of shares redeemed	(2,558)	(904)	(755)
Change in net assets from Class B capital transactions	$ 952	$759	$7,696
Class C
Proceeds from shares issued	$ 2,605	$927	$8,054
Dividends reinvested	249	—	134
Cost of shares redeemed	(1,846)	(1,121)	(446)
Change in net assets from Class C capital transactions	$ 1,008	$ (194)	$7,742
Institutional Class
Proceeds from shares issued	$167,471	$113,140	$568,687
Issued in-kind (see Note 6)	—	46,061	—
Dividends reinvested	30,721	—	17,305
Cost of shares redeemed	(116,078)	(54,101)	(45,414)
Change in net assets from Institutional Class capital transactions	$82,114	$105,100	$540,578

SHARE TRANSACTIONS:
Class A
Issued	1,026	628	2,153
Reinvested	141	—	102
Redeemed	(914)	(687)	(439)
Change in Class A shares	253	(59)	1,816
Class B
Issued	164	95	499
Reinvested	17	—	10
Redeemed	(131)	(51)	(45)
Change in Class B shares	50	44	464
Class C
Issued	133	53	482
Reinvested	13	—	8
Redeemed	(96)	(64)	(26)
Change in Class C shares	50	(11)	464
Institutional Class
Issued	8,465	6,410	33,605
Issued in-kind (see Note 6)	—	2,620	—
Reinvested	1,559	—	1,007
Redeemed	(5,822)	(3,044)	(2,657)
Change in Institutional Class shares	4,202	5,986	31,955
(a) Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED
	Per share operating perfomance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
Class A
Year Ended June 30, 2007	$17.95	$0.25	$3.85	$4.10	$(0.25)	$(0.48)	$(0.73)	$21.32	23.23%	$97,106	1.07%	1.28%	1.21%	80%
January 1, 2006 to June 30, 2006 (d)	17.15	0.13	0.67	0.80	—	—	—	17.95	4.66	77,228	1.10	1.47	1.23	42
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)	17.15	3.66	74,797	1.07	1.22	1.17	70
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)	17.00	17.14	43,255	1.44	0.88	1.62	41
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)	16.62	32.63	39,014	1.41	0.64	1.65	61
Year Ended December 31, 2002	20.86	0.06	(2.63)	(2.57)	(0.06)	(2.75)	(2.81)	15.48	(12.54)	31,796	1.46	0.42	N/A	51

Class B
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)	20.94	22.57	12,175	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (d)	16.91	0.08	0.67	0.75	—	—	—	17.66	4.44	9,370	1.60	0.97	1.73	42
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)	16.91	3.03	8,233	1.64	0.66	1.73	70
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)	16.77	16.14	384	2.26	0.15	2.41	41
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)	16.45	31.56	98	2.14	(0.08)	2.38	61
Year Ended December 31, 2002 (e)	20.86	(0.08)	(2.63)	(2.71)	—	(2.75)	(2.75)	15.40	(13.21)	14	2.45	(0.40)	N/A	51

Class C
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)	20.97	22.64	10,554	1.57	0.78	1.71	80
January 1, 2006 to June 30, 2006 (d)	16.92	0.08	0.67	0.75	—	—	—	17.67	4.43	8,011	1.60	0.97	1.73	42
February 23, 2005 to December 31, 2005 (e)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)	16.92	4.16	7,854	1.64	0.67	1.73	70

Institutional Class
Year Ended June 30, 2007	17.98	0.32	3.87	4.19	(0.33)	(0.48)	(0.81)	21.36	23.75	926,124	0.65	1.70	0.81	80
January 1, 2006 to June 30, 2006 (d)	17.14	0.17	0.67	0.84	—	—	—	17.98	4.90	704,001	0.64	1.93	0.84	42
Year Ended December 31, 2005 (e)	17.00	0.28	0.42	0.70	(0.25)	(0.31)	(0.56)	17.14	4.11	568,515	0.65	1.64	0.84	70

(a)  Annualized for periods less than one year.
(b)  Not annualized for periods less than one year.
(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns from shareholder transactions.
(d)  Effective June 30, 2006, the Fund changed its fiscal year end from December 31 to June 30.
(e)  Commencement of offering of class of shares.

N/A – not applicable

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2007

1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001, the Fund began operating as the JPMorgan Value Opportunities Fund. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, diversified investment company. The Fund’s objective is to provide for long-term capital appreciation. The Fund offers Class A, Class B, Class C and Institutional Class shares. Institutional Class shares and Class C shares were initially offered on December 31, 2004 and February 19, 2005, respectively. Class A shares generally have a front-end sales charge while Class B shares and Class C shares provide for a contingent deferred sales charge. Institutional Class shares have no sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees, and each class has exclusive voting rights with respect to its distribution plans and shareholder servicing agreement.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in its preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America which requiremanagement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund is valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Directors. It is possible that the estimated values may differ significantly from the values that could have been used had a ready market for the investment existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Directors, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rate in other markets, in determining fair value as of the time the Fund calculates its net asset value.

B. Securities Transactions and Investment Income —  Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

D. Federal Income Taxes — It is the Fund’s policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its distributable net investment income and net realized gains on investments. Accordingly, no provision for Federal income tax is necessary.

E. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition — "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

For the fiscal year ended June 30, 2007, undistributed net investment income was decreased by $389,000 and undistributed capital gains was increased by $389,000. The reclassification relates primarily to investments in real estate investment trusts.

G. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Fund’s financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Adviser") acts as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Adviser supervises the investments of the Fund and for such service is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets. Effective March 1, 2007, the annual fee rate for the Fund is 0.40%. Prior to March 1, 2007, the annual fee rate was 0.50%. The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. Advisory and shareholder servicing fees are waived and/or reimbursed from such funds in an amount sufficient to offset any doubling up of these fees related to the Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Adviser or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2007 was approximately $30,000.

B. Business Management Fee — Pursuant to the Business Management Agreement, Washington Management Corporation ("WMC" or "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, performs various corporate and administrative services and receives a fee accrued daily and paid monthly based on the Fund’s average daily net assets. The annual fee rate for the Fund is 0.175%. The Business Manager waived its fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Directors has adopted Distribution Plans (the "Distribution Plans") for Class A, Class B, and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of up to 0.25% for Class A and 0.75% for Class B and Class C

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2007, the Distributor received the following amounts: Class A — $218,000, Class B — $83,000 and Class C — $69,000. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, parent company of WMC, earned $39,000 on its retail sales of shares of the Fund and Distribution Plan fees.

D. Shareholder Service Fees — The Fund has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets at an annual rate of 0.25% for Class A, Class B and Class C Shares and 0.10% for the Institutional Class Shares. The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services. The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees — JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. The custodian fee was not reduced by these credits during the year.

F. Waivers and Reimbursements — The Adviser, Business Manager and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses for Class A, Class B, Class C and the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 1.09%, 1.59%, 1.59%, and 0.65%, respectively, of the average daily net assets for each class. Certain fee waivers made pursuant to that agreement will also have the effect of lowering other Share Class expenses. The contractual expense limitation agreements were in effect for the period ended June 30, 2007. The expense limitation percentages are due to expire October 31, 2008, but may be extended. For the year ended June 30, 2007, the Fund’s service providers contractually waived fees for the Fund as follows: Business Manager — $922,000, Shareholder Servicing Agent — $562,000. None of these parties expect the Fund to repay any such waived fees in future years.

G. Other — All officers of the Fund and two of its directors are affiliated with the Business Manager and receive no compensation from the Fund for serving in their respective roles.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2007, the Fund incurred no brokerage commissions with broker-dealers affiliated with the Adviser or Business Manager.

4. Investment Transactions

The Fund made purchases of investment securities, other than short term securities, of $771,156,000 and sales of $725,556,000 during the year ended June 30, 2007. During the year ended June 30, 2007 there were no purchases or sales of U.S. Government securities.

5. Concentration and Indemnifications

From time to time, the Fund’s investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide certain indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote

6. Federal Income Tax Matters

The tax character of distributions paid were as follows (amounts in thousands): For the year ended June 30, 2007
Distributions From Ordinary Income	Distributions From Long-Term Capital Gains	Total Distributions Paid
$32,170	$4,706	$36,876

There were no distributions during the six months ended June 30, 2006.

For the year ended December 31, 2005
Distributions From Ordinary Income	Distributions From Long-Term Capital Gains	Total Distributions Paid
$15,607	$4,693	$20,300

As of June 30, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

Currently distributable ordinary income...............................................................................	$ 65,349
Currently distributable long-term capital gains.......................................................................	26,825
Aggregate cost........................................................................................................	918,885
Gross unrealized appreciation on investments.........................................................................	132,654
Gross unrealized depreciation on investments.........................................................................	(8,669)
Net unrealized appreciation on investments ...........................................................................	123,985

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

7. Transfers-In-Kind

In the six month period ended June 30, 2006, certain shareholders of the Fund purchased Institutional Class Shares and the Fund received portfolio securities from a fund affiliated with the Adviser primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities in the amount of approximately $46,061,000 were transferred at market value on January 6, 2006 to the Fund in exchange for Institutional Class Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of JPMorgan Value Opportunities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Value Opportunities Fund, Inc. (hereafter referred to as the "Fund") at June 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 16, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment at Beginning of Period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 invest-ment in the Class at the beginning of the reporting period, January 1, 2007, and continued to hold your shares at the end of the reporting period, June 30, 2007.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2007	Ending Account Value, June 30, 2007	Expenses Paid During Period January 1, 2007 to June 30, 2007*	Annualized Expense Ratio
Class A
Actual	$1,000.00	$1,075.70	$5.46	1.06%
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class B
Actual	1,000.00	1,072.70	8.02	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Class C
Actual	1,000.00	1,073.20	8.02	1.56
Hypothetical	1,000.00	1,017.06	7.80	1.56
Institutional Class
Actual	1,000.00	1,077.70	3.35	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65

*Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

BOARD APPROVAL OF AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
(Unaudited)
At meetings held in person on February 22, 2007, the Fund’s Governance Committee, consisting of the Fund’s Independent Directors, and the full Board of Directors each met to consider the renewal of the Fund’s investment advisory agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"). The Governance Committee recommended approval of an amended and restated agreement reflecting a reduction in the investment advisory fee, and the full Board approved the restated agreement (the "Agreement"), effective March 1, 2007. The information, material factors and conclusions that formed the basis for the Governance Committee’s recommendation and the Board’s subsequent approval are described below.

1. Review process
During the course of each year, the Independent Directors receive various materials related to the services and perfor-mance of JPMIM. These materials include reports from the portfolio managers; reports related to the Fund’s portfolio holdings and transactions; reports about investment results and portfolio composition relative to the Fund’s performance benchmark — the Russell 1000 Value Index; and other information relating to JPMIM’s policies and procedures. In addition, in advance of the meetings on February 22, the Independent Directors had requested and evaluated materials from JPMIM and Washington Management Corporation, the Fund’s business manager, as well as reports providing comparative data on fund fees, expenses and performance compiled by Lipper Inc. ("Lipper"), an independent provider of mutual fund data. Independent legal counsel also provided a memo-randum reviewing the legal standards applicable to the proposed renewal of the Agreement. During the course of the Governance Committee meeting, the Independent Directors met with representatives of JPMIM and the business manager and then in executive session with independent legal counsel and without representatives of JPMIM or the business manager present.

2. Materials and Factors Reviewed
The Directors reviewed factors they believed relevant, including, but not limited to: the professional experience and qualifications of JPMIM’s senior management and portfolio management team; the Fund’s investment performance — both absolute and relative to the Russell 1000 Value Index, other broad market indexes, and the Lipper Large-Cap Value Average; the performance of other similar funds; fees charged to the Fund by JPMIM; fees charged to other JPMIM funds and clients; advisory fees incurred by other similar funds; fund expense ratio data; the nature, extent and quality of services provided by JPMIM and its affiliates, including distribution, custodial, fund accounting and shareholder services; JPMIM’s brokerage and "soft dollar" policies and the Fund’s portfolio turnover rate; various compliance-related matters; ancillary benefits received by JPMIM and its affiliates as a result of their relationship to the Fund; the profitability of the relationship with the Fund to JPMIM and its affiliates; and the terms of the Agreement.

3. Conclusions
No one factor was considered determinative in the Directors’ decision to approve the Agreement, and the Directors did not necessarily give equal weight to any one specific factor. Based on their review, the Directors concluded that the terms of the Agreement, as well as the fees to be paid under it, are fair and reasonable and that the Agreement should be approved effective March 1, 2007 through March 31, 2008. In reaching that conclusion, the Directors reviewed, as noted above, a variety of factors some of which are discussed below in greater detail:

Nature, Extent and Quality of Services Provided by the Adviser and Investment Performance. The Directors received and considered information regarding the nature, extent and quality of the services provided by JPMIM to the Fund under the Agreement. The Directors took into account information furnished, and the knowledge gained, throughout the year at Board and Committee Meetings, as well as the material furnished specifically in connection with this review. In addition, they considered the overall reputation and capabilities of JPMIM, the depth and quality of the portfolio management team, and JPMIM’s commitment to provide high quality services to the Fund.

The Directors received and considered the Fund’s relative performance. This information included the Fund’s ranking by total return for one-year, three-year and five-year periods, ending December 31, 2006 within a universe of funds with the same Lipper investment classification and objective (the "Universe Group"). The Directors also considered the Fund’s performance in comparison to the performance results of a much smaller group of similar funds (the "Peer Group"). The Directors reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe Group. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark. The Directors noted that the performance of the Fund was in the 4th percentile of its Universe Group for the five-year period, and was in the 26th percentile of the Universe Group for the most recent one-year period.

Advisory Fees and Other Fund Expenses, Costs of Services Provided and Adviser Profitability. The Directors considered the contractual advisory fee rate and actual advisory fee paid by the Fund to JPMIM comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper investment classification as the Fund. The Directors also considered the fee waiver and/or expense reimbursement arrangements established for the Fund and the operating expense ratios for each share class after taking waivers and reimbursements into account. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors also received and considered information about the advisory fee rates offered to other clients of JPMIM, and where those clients were other mutual funds, the Directors considered the degree to which they were comparable. The Directors noted that the Fund’s actual management fee rate (after waivers) placed it in the first (lowest) quintile of its Peer Group, while the contractual fee rate was in the second quintile for retail funds and third quintile for institutional funds in its Peer Group. Management fees for this purpose include fees of JPMIM and the business manager combined. Total Fund expenses were in the first (lowest) quintile for all comparison groups.

JPMIM presented a proposal to the Directors to lower the
contractual investment advisory fee from an annual rate of 0.50% to 0.40% without any changes to services provided under the Agreement. In conjunction with fee waivers, the net expense ratio for Classes A, B and C would be reduced slightly based on current asset levels and would remain unchanged in the Institutional Class. Although having limited effect on the existing net expense ratios, the Directors believe the lower fee will benefit shareholders over the longer term. The Directors also noted the potential ancillary benefits that various affiliates of JPMIM may receive by providing other services to the Fund and earning fees for those services (e.g. distribution, shareholder service, custody, fund accounting).

At the request of the Directors, JPMIM provided information regarding the profitability to JPMIM and its affiliates in providing services to the Fund. The Directors recognized that this data is not audited and represents JPMIM’s determination of its revenues from the Fund, less expenses. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by JPMIM. The Directors took this information into account in concluding that the advisory fees were fair and reasonable.

TAX LETTER
(Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

During the fiscal year the Fund paid qualified short and long-term capital gain distributions of $17,351,170 and $4,706,475, respectively. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as a result of the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended June 30, 2007 $11,660,393 of the ordinary distributions paid by the Fund is considered qualified dividend income. In addition, 100% of the Fund’s long-term capital gain distribution qualifies for the reduced capital gain tax rate. Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For the purposes of computing this exclusion, 42.09% of the dividends paid by the Fund from net investment income represent qualifying dividends.

DIRECTORS
(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request, by calling 1-800-480-4111 or on the JPMorgan Funds website at www.jpmorganfunds.com.
Name, Age and Position with the Fund	Year First Elected a Director or Officer of the Fund (a)	Principal Occupation(s) During Past 5 Years	Other Directorships Held (b)
Independent Directors
Cyrus A. Ansary, 73 Chairman of the Board (Independent and Non-Executive)	1985	President, Investment Services International Co.,LLC (private investment company for various operating entities)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Daniel J. Callahan III, 75	2001	Vice Chairman and Treasurer, The Morris & Gwendolyn Cafritz Foundation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
R. Clark Hooper, 60	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President – Policy and Oversight, NASD	American Funds Group (18 portfolios); Swiss Helvetia Fund, Inc.
James C. Miller III, 65	2001	Senior Advisor, Blackwell Sanders LLP; Former Chairman, The CapAnalysis Group, LLC (economic, financial and regulatory consulting); Former Director, U.S. Office of Management and Budget	The American Funds Tax-Exempt Series I; Clean Energy Fuels Corporation; and Washington Mutual Investors Fund
Katherine D. Ortega, 72	2003	Former Treasurer of the United States	The American Funds Tax-Exempt Series I; The Kroger Co.; and Washington Mutual Investors Fund
J. Knox Singleton, 58	2004	President and Chief Executive Officer, INOVA Health System	The American Funds Tax-Exempt Series I; Healthcare Realty Trust, Inc.; and Washington Mutual Investors Fund
Interested Directors (c)
James H. Lemon, Jr., 71 Vice Chairman of the Board	1985	Chairman of the Board and Chief Executive Officer, The Johnston-Lemon Group, Incorporated (financial services holding company)	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund
Jeffrey L. Steele, 61 President	1999	President and Director, Washington Management Corporation	The American Funds Tax-Exempt Series I and Washington Mutual Investors Fund

(a)  Directors and officers of the Fund hold office until their resignation, removal or retirement.
(b)  This includes all directorships that are held by each Director as a director of a public company or registered investment company (other than the Fund). No Director serves as a director for any other fund in the JPMorgan Funds family of mutual funds.
(c)  "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund’s Business Manager, Washington Management Corporation.

The address for all Directors and Officers of the Fund is 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.

OTHER OFFICERS
(Unaudited)
Name, Age and Position with Fund	Year First Elected an Officer of the Fund*	Principal Occupation(s) During Past 5 Years
Michael W. Stockton 40, Vice President, Treasurer and Assistant Secretary	1993	Senior Vice President, Secretary, Treasurer, and Director, Washington Management Corporation
Burton L. Raimi 69, Secretary	2005	Vice President and General Counsel, Washington Management Corporation; Former Shareholder, Law Offices of Burton L. Raimi, P.A. (2003-2005), and McCaffrey & Raimi P.A. (1994-2003)
Stephen Hartwell 92, Executive Vice President	1985	Chairman, Washington Management Corporation
Lois A. Erhard 55, Vice President	1987	Vice President, Washington Management Corporation
Jennifer L. Butler 41, Assistant Secretary	2005	Vice President and Assistant Secretary, Washington Management Corporation; Former Specialist, Fund Administration, Pacific Investment Management Company
Ashley L. Shaw ** 38, Assistant Secretary and Assistant Treasurer	2000	Vice President and Assistant General Counsel, Washington Management Corporation
J. Lanier Frank 46, Assistant Vice President	1995	Assistant Vice President, Washington Management Corporation

*Officers of the Fund hold office until their resignation, removal or retirement. **Ashley L. Shaw is the daughter of James H. Lemon, Jr.

JPMorgan Funds are distributed by JPMorgan Funds Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Fund.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a Fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Fund before investing. The prospectus contains this and other information about the Fund. Read the prospectus carefully before investing.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of the Fund’s proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the SEC’s website at www.sec.gov. The Directors have delegated the authority to vote proxies for securities owned by the Fund to a designated Fund officer. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007All rights reserved. June 2007

AN-VO-607

Item 2 - Code of Ethics

The Registrant has adopted a code of professional standards that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the code.  Such request can be made to the Registrant at 800/972-9274 or to the Secretary of the Registrant, 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.  The code of professional standards is included as an exhibit to this filing.

Item 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Katherine D. Ortega, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such.  Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

Item 4 - Principal Accountant Fees and Services

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's Independent registered public accounting firm for the audit of the Registrant's annual financial statements, or services that are normally provided by the Independent registered public accounting firm in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,095 in 2006 and $30,400 in 2007.

(b)  Audit-Related Fees.  There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Independent registered public accounting firm to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Services Providers,  which required pre-approval by the Audit Committee were $10,110,000 for the year ended  December 31, 2005 and $9,775,000 for the year ended December 31, 2006.  These fees were for services in connection with the preparation of reports on controls over the administration and processing of transactions (US Statement on Auditing Standards No. 70 (“SAS 70 reports”)).

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Independent registered public accounting firm for tax compliance, tax advice and tax planning ("Tax Services") were $7,260 in 2006 and $7,700 in 2007.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)  All Other Fees.  There were no other fees billed in the Reporting Periods for products and services provided by the Independent registered public accounting firm to the Registrant, or services provided to Service Affiliates which were required to be pre-approved for the year ended June 30, 2006 or 2007, other than the services reported above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Independent registered public accounting firm for the Registrant, as well as the Independent registered public accounting firm's engagements for non-audit services to Service Affiliates when the engagement relates directly to the operations and financial reporting of the Registrant.  Certain approvals are conditioned upon various factors.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Independent registered public accounting firm's independence.  Generally, pre-approvals pursuant to the Policy are considered annually.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the procedures contained in paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X were 100% in 2006 and 100% in 2007.

(f) Not applicable

(g) Non-Audit Fees.  The aggregate non-audit fees billed by the Independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $57.1 million in 2006 and $60.5 million in 2007.

(h) Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Independent registered public accounting firm's independence.

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable to this Registrant

Item 6 – Schedule of Investments

The schedule is included in the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies

Not applicable to this Registrant

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 – Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The registrant has a Governance Committee comprised solely of persons who are not considered “interested persons” of the registrant within the meaning of the Investment Company Act of 1940.  The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.  While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Governance Committee of the registrant, c/o the registrant’s Secretary, and should be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Governance Committee.

Item 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)	Code of Ethics subject of the disclosure requirement required by Item 2 is filed as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Value Opportunities Fund, Inc.

By
/s/ Jeffrey L. Steele, President and PEO

Date: August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ Jeffrey L. Steele, President and PEO

Date: August 28, 2007

By
/s/ Michael W. Stockton, Vice President and Treasurer

Date: August 28, 2007